OLD MUTUAL FUNDS III

Old Mutual 2011-2020 Conservative Fund
Old Mutual 2011-2020 Moderate Fund
Old Mutual 2011-2020 Aggressive Fund
Old Mutual 2021-2030 Conservative Fund
Old Mutual 2021-2030 Moderate Fund
Old Mutual 2021-2030 Aggressive Fund
Old Mutual 2031-2040 Conservative Fund
Old Mutual 2031-2040 Moderate Fund
Old Mutual 2031-2040 Aggressive Fund
Old Mutual 2041-2050 Conservative Fund
Old Mutual 2041-2050 Moderate Fund
Old Mutual 2041-2050 Aggressive Fund

Supplement dated September 23, 2009

to the Prospectus and Statement of Additional Information (“SAI”)
dated April 22, 2009, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus and SAI of the above-referenced funds, series portfolios of Old Mutual Funds III.  You should retain your Prospectus and SAI and all current supplements for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Effective September 23, 2009, J.C. Waller, the Vice President – Director of Investment Services of Old Mutual Capital, Inc., the investment adviser to the Old Mutual® Target Plus Portfolios (the “Portfolios”), is no longer a portfolio manager of the Portfolios and all references to Mr. Waller are hereby removed from the Prospectus and SAI.  Portfolio managers from Ibbotson Associates Advisors, LLC, the sub-adviser to the Portfolios, continue to be responsible for the day-to-day management of the Portfolios.  Please see the Prospectus for further information regarding Ibbotson’s portfolio management team.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-586 09/2009